UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 18, 2005

____________________________________________

PETROL OIL AND GAS, INC.

(Exact name of registrant as specified in its charter)

____________________________________________

Nevada	000-3009	90-0066187
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

3161 E. Warm Springs Road
Suite 300
Las Vegas, Nevada	89120
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including are code: (702) 454-7318

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

Press Release

        On April 18, 2005, the Registrant issued a press release announcing its fourth quarter and year-ended December 31, 2004 results. A copy of the press release is attached hereto as exhibit 99.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99	Press Release - Dated April 18, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                PETROL OIL AND GAS, INC.

                                                                                                                By: /s/Paul Branagan

                                                                                                                      Paul Branagan, President

Date: April 22, 2005